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                                                                      EXHIBIT 10



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the use in the Statement of Additional Information of the Polaris Choice Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated April 15, 2005, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and our report dated March 31, 2005, relating to the financial statements of FS Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004. We also consent to the incorporation by reference of our reports into the Polaris Choice Variable Annuity Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
April 28, 2005